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for a special shareholder meeting at Ashford Trust

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Ashford's recent corporate governance reforms don't go far enough.

Support UNITE HERE's call for a special shareholder meeting at Ashford Trust to:

Protect shareholder rights at AHT with binding resolutions

Put the terms of the Ashford Inc. spinoff to a vote

Restore shareholder rights at Ashford Inc.

This website is created and maintained by an independent shareholder of Ashford Hospitality Trust and Ashford Hospitality Prime, UNITE HERE. Its content is not created or approved by Ashford.

Unlock Ashford

A resource for independent investors in the Ashford group of companies

Support a Special Shareholder Meeting at Ashford Hospitality Trust

UNITE HERE is soliciting support for a special meeting of shareholders at Ashford Hospitality Trust. We hope to introduce resolutions to:

- Protect shareholder rights at AHT with **binding resolutions**
- Put the **terms of the Ashford Inc. spinoff to a vote**
- **Restore shareholder rights** at Ashford Inc.

Click here to view our presentation on why we believe a special meeting represents shareholders' best opportunity to restore shareholder rights and preserve strategic alternatives at AHT and Ashford Inc.

AHT announced some corporate governance changes in the wake of our solicitation. Click here to read why **they don't go far enough**.

How to vote:

You can vote today using voting instructions sent to you by Broadridge Financial Services. If you have not received voting instructions 1) contact your broker to receive a control number for your AHT holdings; 2) enter the control number at www.proxyvote.com, and follow instructions. Please review our proxy statement carefully, and be sure to submit your vote by the close of business Eastern Standard Time on November 13, 2014.

Read more about recent developments at AHT:

- AHT announces corporate governance reforms in face of Special Meeting solicitation; Treat or Trick? (10/28/2014)
- Will AHT investors be forced to sell Ashford Inc. post-spinoff? (10/17/2014)
- AHT insiders to dilute spinoff of Ashford Inc. in 2nd off-market transaction (10/10/2014)
- UNITE HERE calls for special meeting of Ashford Hospitality Trust shareholders (10/9/2014)
- Ashford Executives buy company assets on eve of proposed spinoff (9/16/2014)

Read our reports on AHT and Ashford Prime:

- Ashford Prime's administrative costs may double under new external management structure, company numbers reveal (Jan. 2014)
- Ashford Prime's fee frenzy (Nov. 2013)
- Ashford Hospitality's Spin-Off: Maximizing value or protecting related parties? (Sept. 2013)

Read the full solicitation here

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Contact Us

for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

This website is created and maintained by an independent shareholder of Ashford Hospitality Trust and Ashford Hospitality Prime, UNITE HERE. Its content is not created or approved by Ashford.

Unlock Ashford

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Home | Special Meeting | Reports and proposals | Issues | Solutions | About Us

Reports & proposals

Press releases and press coverage

Ashford Hospitality announces corporate governance reforms in the face of Special Meeting solicitation; Treat or Trick? Asks UNITE HERE Businesswire, October 28, 2014.

Will AHT investors be forced to sell Ashford Inc. post-spinoff, asks UNITE HERE? Businesswire, October 17, 2014.

Ashford Trust insiders to dilute spin-off of Ashford Inc. in 2nd off-market transaction, according to UNITE HERE. Businesswire, October 10, 2014.

UNITE HERE Calls for Special Meeting of Ashford Hospitality Trust Shareholders; Lodging REIT urged to restore shareholder rights and preserve strategic alternatives prior to spinoff of advisor. Businesswire, October 9, 2014

Jake Mooney, "Ashford Hospitality Trust could become a target, analyst says." SNL Blogs, July 21, 2014. (subscription)

"An external exception?" SNL, July 18, 2014. (subscription)

"Ashford Hospitality Trust shareholder criticizes spinoff, external management plans." SNL, July 15, 2014. (subscription)

ISS Recommends Shareholders Withhold Votes for 6 Ashford Trust Directors. Harvard Law School Forum on Corporate Governance and Financial Regulation, May 27, 2014.

Prior reports

Read previous reports by UNITE HERE analysts on Ashford companies:

Restoring shareholder rights and preserving strategic alternatives at Ashford Hospitality Trust.

Ashford Prime's administration costs may double under new external management structure, company numbers reveal (January 2014)

Ashford Prime's Fee Frenzy (November 2013)

Ashford Hospitality's Spin-off: Maximizing Value or Protecting Related Parties? (September 2013)

Shareholder proposals

Read recent shareholder proposals to Ashford companies, companies' responses and shareholder voting results:

Ashford Trust: Solicitation for a Special Meeting of Shareholders of Ashford Hospitality Trust, 8/8/2014 (revised 10/7/14)

Ashford Trust: Proposal to require majority support for annual director elections (2014 meeting); Voting results

Ashford Trust: Proposal to require an independent Board Chair (2013 meeting); Voting results

Ashford Prime: Proposal to opt out of Maryland Unsolicited Takeover Act (2014 meeting); Voting Results

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for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

Unlock Ashford

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Sinking valuation: The market discounts externally managed REITs


Price/FFO discount:
Externally managed equity REITs vs. peers (2012)
$20
$15
$10
$5
$0
Lodging
Seniors' residences
Commercial Office
Office/Industrial
Net lease
Externally advised
Peer group average

Few publicly traded equity REITs still use external managers, and most privately held equity REITs shed external managers when going public. "The market fears externally managed companies and trades them at significantly lower earnings multiples," according to one analyst.[i]

In a recent report, we compared the valuation of remaining externally-managed equity REITs to self-managed peers. Over the past six years (2007-2012), the sole externally managed lodging REIT had an average -24% discounted price/FFO, and an average -22.8% discounted EV/EBITDA when compared with its peers. Other REIT sectors surveyed showed a similar trend (view details and sources here). We recommend Ashford make provisions to internalize its management and remove costly termination fees from its advisory agreement. Read the full report here.

Is an externally managed REIT really cheaper to manage?

October 2013:

"The [external] structure enables investors to continue to benefit from the experience of a management team with one of the best track records in our sector***, is cheaper than an internally-advised structure***, and provides for management incentives only in the event of outperformance versus a defined peer group."

– *Ashford Hospitality Trust, Investor Presentation on Ashford Prime (slide 5)*

December 2013:

"The amount of fees and incentives paid to Ashford Advisor ***may exceed the average of internalized expenses of our industry peers*** and the fees and incentives paid by other externally managed REITs to their advisors.

– *Ashford Hospitality Prime, Form S-11*

Ashford Prime's pro-Forma financial statements suggest **administration costs could more than double** as an externally managed REIT:

2012 Corporate General & Administrative Expense Comparison Between AHT and AHP (in $thousands)	Original G&A costs for Prime portfolio, 2012	New costs (attributable to Advisory Agreement), 2012	Total proforma Corporate G&A costs for Prime portfolio, 2012
A. Corporate General & Administrative	$10,846		
B. Base Fee		$6,745	
C. Incentive Fee		$7,912	
D. Stock Based Compensation		$275	
E. Salaries and Benefits		-$2,752	
F. Reimbursements		$195	
G. Additional base fee due to 1/21/14 offering		**$971**	
Total Corporate General & Administrative	**$10,846**	**$13,346**	**$24,192**

As an internally-managed REIT, it cost approximately $10.8 million in Corporate General and Administrative expenses to hold Prime's 8-hotel portfolio, according to Trust's 2012 Pro Forma Combined

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for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

Consolidated Financial Statement. The data suggest these expenses, including new base and incentive fees, could more than double under the new externally managed structure:[ii] Read the full report

Prime notes Corporate General and Administrative expenses shown in its Pro Forma financial statements include allocated costs and expenses from Ashford Trust that will not be incurred following the completion of the spin-off.[iii] However, the Pro Forma data suggest the biggest corporate, general and administrative expenses appearing under the new externally managed structure will be due to Base and Incentive fees under the Advisory Agreement.

Notes

[i]http://seekingalpha.com/article/1077701-how-to-value-reits-with-questionable-alignment, accessed September 8, 2013.

[ii] Ashford Hospitality Prime Inc and subsidiaries unaudited pro forma combined consolidated statement of operations FYE December 31, 2012, p. F-7 and notes., Ashford Hospitality Prime, Registration Statement dated January 21, 2014, note 3, p. 22; http://www.snl.com/Cache/21720723.pdf?IID=4384791&FID=21720723&O=3&OSID=9, accessed January 22, 2014.

[iii] Ashford Hospitality Prime Inc and subsidiaries unaudited pro forma combined consolidated statement of operations FYE December 31, 2012, p. F-7 and notes., Ashford Hospitality Prime, Registration Statement dated January 21, 2014, http://www.snl.com/Cache/21720723.pdf?IID=4384791&FID=21720723&O=3&OSID=9, accessed January 22, 2014.

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Rising Fees to Related Parties

Ashford Hospitality Trust: 13% increase in portfolio size; 120% increase in funds to a related party



Ashford Trust:
Mounting volume of related party transactions
50
40
30
20
10
0
70%
60%
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
2013
% of portfolio
Fees ($ mil)

By year's end 2013, Remington Lodging, a hotel management company 100% owned by the Trust's Chair/CEO and his father, managed 65% of AHT's hotels – a 20% increase over 5 years. By years' end 2013, the Trust had increased the number of hotels in its portfolio by 13% over 2009. Total fees and reimbursements have risen 120% over the same period of time.



Ashford Trust:
Increasing fees to related parties
50
45
40
35
30
25
20
15
10
5
0
2008
2009
2010
2011
2012
2013
Remington mgmt
Purchase & Project management
CG&A reimbursement
Highland Base
Highland Incentive
Highland market service fees
CG&A reimbursement - Highland

Base fees are not the only story. A range of fees and agreements to reimburse must be taken into account to understand the cost of a related party manager.

Ashford Prime: Fee frenzy

Ashford Advisors, Prime's external manager and a related company, sources hotel management and other services for the REIT and its TRS subsidiaries. Ashford Advisors has sourced business to Remington Lodging, a hotel management company wholly owned by Trust's and Prime's Chair and CEO, and his father, which managed 65% percent of Trust's properties as of 12/31/2013.

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for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

Related Party	Service	Recurring fees	Fee structure
Ashford Advisors	External REIT manager	Base fee	Minimum fee, OR .7% of total annual enterprise value
		Incentive fee	5% of amount AHP TSR exceeds named peer group's, x fully diluted equity value of company.
		Reimbursements	Pro rata share of office overhead & admin; office overhead, travel, admin, staffing for international staff; "other" expenses connected to services; due diligence, structuring, review or "dead deal" costs
		Reimbursements	All internal audit staff services
		Reimbursements	Other services not covered by advisory agreement reimbursed at market rates.
		Equity Awards	To key employees based on certain financial hurdles as determined by AHP Board
Remington Lodging & Hospitality	Hotel/project manager	Project Management	4% of total project costs of implementing capital improvement budget up to 5% of gross revenues; 3% of project costs thereafter.
		Development	3%of total project costs associated with development
		Other services	Includes: Construction management,supervising implementation of capital improvement budget (interior designers and architects, installation of furniture, fixtures and equipment); purchasing services; various shipping/receiving/warehousing services
		Hotel management: base fee	$12,673.48 monthly per hotel (indexed to CPI) or 3% of the gross revenues, whichever is greater
		Hotel management: incentive fee	Lesser of (i) 1% of gross revenues and (ii) (actual gross operating profit) - (target gross operating profit)
		Reimbursements	TRS reimburses Remington for repairs, minor modifications

Note: the fees outlined in this table are simplified for the purposes of brevity. To obtain the full description of these fees from the company, see:

Ashford Prime Registration document, Form S-11 (filed with SEC January 21, 2014)
Ashford Prime: Amended and Restated Advisory Agreement (filed with SEC May 14, 2014)
Ashford Prime Hotel Master Management Agreement (filed with SEC on November 25, 2013)
Ashford Prime Mutual Exclusivity Agreement (filed with SEC on November 25, 2013)

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Timeline: Shrinking shareholder rights at Ashford Companies

May 13, 2014:

Ashford Prime: amends advisory agreement with Ashford Advisors; unilaterally extends initial term of advisory agreement from 5 to 20 years.

Ashford Trust: a majority of votes cast at annual meeting endorse proposal for a majority standard in director elections.

Ashford Prime: Over 64% of votes cast at annual meeting call for company to opt out of MUTA.

April 7, 2014:

Ashford Inc: files a preliminary registration statement, revealing a corporate structure with many unnecessary limits on shareholder rights, including a classified board, supermajority voting standards.

February 27, 2014:

Ashford Trust: announces plans to spin off external advisor in Q3 2014, become externally advised, once again without shareholder approval.

February 25, 2014:

Ashford Trust: board unilaterally removes shareholders' right to make binding resolutions; double the shares required to call for a Special Meeting.

November 19, 2013:

Ashford Prime: spun off without shareholder approval.

Ashford Prime: does not opt out of Maryland Unsolicited Takeovers Act, allowing the board to put in place a range of anti-takeover devices at its discretion.

October 22, 2013:

Shareholder files preliminary proxy to solicit for a Special Meeting on the spin-off of Ashford Prime.

Fall 2013:

Prime signs agreements with related parties that include change-in-control termination fees, including an external advisory agreement with Ashford Advisors and Exclusivity and Master Hotel Management agreements with Remington Lodging

Winter 2012/2013:

Ashford Trust: combines the roles of CEO/Chair, redefines lead director role and appoints new lead director, instead of choosing an independent Chair.

December 2012:

Shareholder proposes By-law amendment to require an independent Chair.

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for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

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Solutions

A few easy steps to increased shareholder rights and value at Ashford companies. Have other suggestions? Let us know.

1. **Let shareholders vote** on major corporate transactions like spin-offs.
2. **Restore cuts to shareholder rights** (the right to make binding resolutions; the ability to call for a special meeting with the support of 25% of shares outstanding).
3. **Scrap termination fees in agreements with related parties**. Ashford Prime's agreements with related parties, its external advisor and its hotel manager, have change-in-control termination fees that may discourage efforts to acquire the company.
4. **Create a pathway to internalization**, regularly assessing (and reporting) whether external advisory fees are more cost effective than internal management costs.
5. **Open bidding for hotel management agreements**. Ashford Prime and Ashford Trust currently have exclusivity and master management agreements with a related party hotel manager owned by the companies' CEO/Chair, Remington Lodging. Many REITs have separated themselves from related management companies, most recently InnVest REIT, which just renegotiated a long-standing master hotel agreement with related party Westmont Hospitality. *Read more about questions concerning Ashford REITs' agreements with Remington Lodging.*
6. **Reverse the risk inherent in having two alternative "minimum base fees" in the Advisory Agreement**. Currently, Ashford Advisors is paid the highest of three base fees – one of which is calculated with reference to the average general & administrative costs of Prime's peers. Commonwealth REIT's agreement with its external advisor, by contrast, provided for the lower of two alternative base fees to be paid, providing a greater performance incentive (and lowered risk for the REIT).
7. **Set the benchmarks for incentive fees higher.** Currently, Ashford Advisors calculates incentive fees by comparing its clients' performance with six hand-picked REITs over a 1-year period. The small sample opens up the possibility that Ashford Advisors could benefit from a pronounced underperformance by one or more of these peers. Commonwealth REIT's advisory agreement, by contrast, compared the REIT's performance to an office REIT index over a three year period.

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for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

This website is created and maintained by an independent shareholder of Ashford Hospitality Trust and Ashford Hospitality Prime, UNITE HERE. Its content is not created or approved by Ashford.

Unlock Ashford

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Home | Special Meeting | Reports and proposals | Issues | Solutions | About Us

About Us

UNITE HERE is a union representing over 275,000 employees in the hotel, food service and gaming industries. UNITE HERE is a member of the Council of Institutional investors, and its members are beneficiaries of pension funds with over $60 billion in assets. UNITE HERE is a shareholder of Ashford Hospitality Trust and Ashford Hospitality Prime. UNITE HERE Affiliates represent workers at various hotels owned by Ashford Trust and Prime. There is a labor dispute at the Sheraton Anchorage, which is owned by Ashford Trust.

Since 2012, UNITE HERE has authored 18 shareholder proposals to improve shareholder rights in the hospitality sector. Eleven were withdrawn after implementation, and a voting majority of shareholders supported six of the seven proposals that proceeded to a vote. Proposals implemented to date include board declassification; a majority standard for director elections with an improved director resignation policy; redemption of company poison pills; a requirement that shareholders approve new poison pills within 12 months of adoption; election to opt out of Maryland's three anti-takeover statutes.

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for more information on supporting a special shareholder meeting at AHT:

JJ Fueser
(416) 893-8570
jjfueser@unitehere.org

Elliott Mallen
(312) 656-5807
emallen@unitehere.org

This website is created and maintained by an independent shareholder of Ashford Hospitality Trust and Ashford Hospitality Prime, UNITE HERE. Its content is not created or approved by Ashford.